================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 18, 2002

                              --------------------


                              TEPPCO PARTNERS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                     1-10403                  76-0291058
(State or Other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)              Identification No.)


     2929 ALLEN PARKWAY                                          77252-2521
       P.O. BOX 2521                                             (Zip Code)
       HOUSTON, TEXAS
   (Address of Principal
    Executive Offices)


       Registrant's Telephone Number, Including Area Code: (713) 759-3636


===============================================================================

Item 5.  Other Events

         On March 18, 2002, TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership") entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with the underwriters named therein with respect to the issue and sale by the Partnership of 1,700,000 units representing limited partner interests in the Partnership (the "Units") in an underwritten public offering (the "Offering"). The Partnership has granted the underwriters the option for 30 days to purchase an additional 220,000 Units solely to cover over-allotments. The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership's shelf registration statements on Form S-3 (File Nos. 333-74286 and 333-84494). The closing of the Offering is expected to occur on March 22, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  1.1 Underwriting Agreement dated as of March 18, 2002 by and among the Partnership and the underwriters named therein.

                  5.1      Opinion of Vinson & Elkins L.L.P.

                  23.1     Consent of Vinson & Elkins L.L.P. (included in
                           Exhibit 5.1 hereto).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TEPPCO PARTNERS, L.P.
                                       (Registrant)

                                       By: Texas Eastern Products Pipeline
                                           Company, LLC,
                                           its General Partner


                                       By: /s/ Charles H. Leonard
                                           -------------------------------------
                                           Charles H. Leonard
                                           Senior Vice President, Chief
                                           Financial Officer and Treasurer



Dated:  March 20, 2002

                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
   1.1 Underwriting Agreement dated as of March 18, 2002 by and among the Partnership and Underwriting Agreement dated as of March 18, 2002 by and among the Partnership and the underwriters named therein.

   5.1          Opinion of Vinson & Elkins L.L.P.

   23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).